                                        EXHIBIT 10.54-1

                                        FORMS OF AGREEMENT UNDER 1997 STOCK PLAN

     PCTEL, INC.

     1997 STOCK PLAN

     STOCK OPTION AWARD AGREEMENT

     Unless otherwise defined herein, the terms defined in the PCTEL, Inc. amended and restated 1997 Stock Plan (the "Plan") will have the same defined meanings in this Stock Option Award Agreement (the "Award Agreement").

     NOTICE OF STOCK OPTION GRANT

     Name: _____________________________________________________________________

     ADDRESS: __________________________________________________________________

     You have been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

     Grant Number:                     _________________________________________

     Date of Grant:                    _________________________________________

     Vesting Commencement Date:        _________________________________________

     Exercise Price per Share:         $________________________________________

     Total Number of Shares Granted:   _________________________________________

     Total Exercise Price:             $________________________________________

     Type of Option:                   ___ Incentive Stock Option

                                       ___ Nonstatutory Stock Option

     Term/Expiration Date:             _________________________________________

     Vesting Schedule:

     Subject to accelerated vesting as set forth below or in the Plan, this Option may be exercised, in whole or in part, in accordance with the following schedule:

     [Twenty-five percent (25%) of the Shares subject to the Option will vest twelve (12) months after the Vesting Commencement Date, and 1/48th of the Shares subject to the Option will vest each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), subject to Participant continuing to be a Service Provider through each such date.]

     Termination Period:

     This Option shall be exercisable for [THREE (3) MONTHS] after Participant ceases to be a Service Provider, unless such termination is due to Participant's death or Disability, in which case this Option shall be exercisable for [TWELVE
(12) MONTHS] after Participant ceases to be Service Provider. Notwithstanding the foregoing, in no event may this

Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 15(c) of the Plan.

     AGREEMENT

     Grant of Option.

     The Administrator hereby grants to the individual named in the Notice of Stock Option Grant attached as Part I of this Award Agreement ("Participant") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 20(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail.

     If designated in the Notice of Stock Option Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code
Section 422(d) it will be treated as a Nonstatutory Stock Option ("NSO").

     Exercise of Option.

     Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and the applicable provisions of the Plan and this Award Agreement.

     Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice") or in such other form and manner as determined by the Administrator, which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice will be completed by Participant and delivered to the Company. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any applicable withholding taxes. This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

     No Shares will be issued pursuant to the exercise of this Option unless such issuance and exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares will be considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares.

     Method of Payment.

     Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof, at the election of Participant:

     cash;

     check;

     consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

     surrender of other Shares which, (i) in the case of Shares acquired from the Company, either directly or indirectly, have been owned by Participant and not subject to a substantial risk of forfeiture for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     Non-Transferability of Option.

     This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.

     Term of Option.

     This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Award Agreement.

     Tax Obligations.

     Withholding Taxes. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, and local income and employment tax withholding requirements applicable to the Option exercise. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

     Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Grant Date, or (ii) the date one (1) year after the date of exercise, Participant will immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

     Code Section 409A. Under Code Section 409A, an option that vests after December 31, 2004 that was granted with a per share exercise price that is determined by the Internal Revenue Service (the "IRS") to be less than the fair market value of a share of common stock on the date of grant (a "Discount Option") may be considered "deferred compensation." A Discount Option may result in (a) income recognition by the optionee prior to the exercise of the option,
(b) an additional twenty percent (20%) tax, and (c) potential penalty and interest charges. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant will be solely responsible for Participant's costs related to such a determination.

     Entire Agreement; Governing Law.

     The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant's interest except by means of a writing signed by the Company and Participant. This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of Illinois.

     NO GUARANTEE OF CONTINUED SERVICE.

     PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT'S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     By Participant's signature and the signature of the Company's representative below, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Award Agreement. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT                             PCTEL, INC.


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Signature                               By

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Print Name                              Title

Residence Address

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

     EXHIBIT A

     PCTEL, INC.

     1997 STOCK PLAN

     EXERCISE NOTICE

     PCTEL, Inc.

     8725 West Higgins Road, Suite 400

     Chicago, IL 60631

     Attention: ___________

     Exercise of Option. Effective as of today, ________________, _____, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of PCTEL, Inc. (the "Company") under and pursuant to the amended and restated 1997 Stock Plan (the "Plan") and the Stock Option Award Agreement dated ________ (the "Award Agreement"). The purchase price for the Shares will be $_____________, as required by the Award Agreement.

     Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares and any required withholding taxes to be paid in connection with the exercise of the Option.

     Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

     Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired will be issued to Participant as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 15 of the Plan.

     Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     Entire Agreement; Governing Law. The Plan and Award Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Illinois.

Submitted by:                           Accepted by:

PURCHASER                               PCTEL, INC.


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Signature                               By

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Print Name                              Its

Address:

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-------------------------------------


                                        ----------------------------------------
                                        Date Received

     PCTEL, INC.

     1997 STOCK PLAN

     NOTICE OF GRANT OF RESTRICTED STOCK

     Unless otherwise defined herein, the terms defined in the amended and restated 1997 Stock Plan (the "Plan") will have the same defined meanings in this Notice of Grant of Restricted Stock (the "Notice of Grant") and Terms and Conditions of Restricted Stock Grant, attached hereto as Exhibit A (together, the "Restricted Stock Award Agreement" or the "Award Agreement").

     PARTICIPANT: ______________________________________________________________

     ADDRESS: __________________________________________________________________

     Participant has been granted the right to receive an Award of Restricted Stock, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

     Grant Number                           ____________________________________

     Date of Grant                          ____________________________________

     Vesting Commencement Date              ____________________________________

     Number of Shares of Restricted Stock   ____________________________________

     [Exercise Price Per Share              $__________________________________]

     Term/Expiration Date                   ____________________________________

     Vesting Schedule:

     Subject to any acceleration provisions contained in the Plan or set forth below, the Restricted Stock shall vest and the Company's right to repurchase the Restricted Stock shall lapse in accordance with the following schedule:

     [INSERT VESTING SCHEDULE]

     [PARTICIPANT MUST PURCHASE THE SHARES BEFORE THE EXPIRATION DATE OR THE RESTRICTED STOCK AWARD WILL TERMINATE AND PARTICIPANT WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES.]

     By Participant's signature and the signature of the Company's representative below, Participant and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan and the attached Terms and Conditions of Restricted Stock Grant, both of which are made a part of this document.

PARTICIPANT: PCTEL, INC.


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Signature                               By

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Print Name                              Title

     APPENDIX A

     TERMS AND CONDITIONS OF RESTRICTED STOCK GRANT

     Purchase of Stock. The Company hereby agrees to sell to Participant and Participant hereby agrees to purchase the number of shares of the Company's Common Stock (the "Restricted Stock"), at the per Share purchase price and as otherwise described in the Notice of Grant. The purchase price for the Restricted Stock, if any, may be paid by delivery to the Company at the time of execution of this Award Agreement of cash, a check, or some combination thereof, together with any applicable withholding taxes.

     OR

     Grant. The Company hereby grants to Participant under the Plan for past services and as a separate incentive in connection with his or her services and not in lieu of any salary or other compensation for his or her services, an Award of Shares of Restricted Stock, subject to all of the terms and conditions in this Award Agreement and the Plan.

     Escrow of Shares.

     All Shares of Restricted Stock will, upon execution of this Award Agreement, be delivered and deposited with an escrow holder designated by the Company (the "ESCROW HOLDER"). The Shares of Restricted Stock will be held by the Escrow Holder until such time as the Shares of Restricted Stock vest or the date Participant ceases to be a Service Provider.

     The Escrow Holder will not be liable for any act it may do or omit to do with respect to holding the Shares of Restricted Stock in escrow while acting in good faith and in the exercise of its judgment.

     Upon Participant's termination as a Service Provider for any reason, the Escrow Holder, upon receipt of written notice of such termination, will take all steps necessary to accomplish the transfer of the unvested Shares of Restricted Stock to the Company. Participant hereby appoints the Escrow Holder with full power of substitution, as Participant's true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested Shares of Restricted Stock to the Company upon such termination.

     The Escrow Holder will take all steps necessary to accomplish the transfer of Shares of Restricted Stock to Participant after they vest following Participant's request that the Escrow Holder do so.

     Subject to the terms hereof, Participant will have all the rights of a shareholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon.

     In the event of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares, the Shares of Restricted Stock will be increased, reduced or otherwise changed, and by virtue of any such change Participant will in his or her capacity as owner of unvested Shares of Restricted Stock be entitled to new or additional or different shares of stock, cash or securities (other than rights or warrants to purchase securities); such new or additional or different shares, cash or securities will thereupon be considered to be unvested Shares of Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Award Agreement. If Participant receives rights or warrants with respect to any unvested Shares of Restricted Stock, such rights or warrants may be held or exercised by Participant, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants will be considered to be unvested Shares of

Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Award Agreement. The Administrator in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional shares of stock, cash or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants.

     The Company may instruct the transfer agent for its Common Stock to place a legend on the certificates representing the Restricted Stock or otherwise note its records as to the restrictions on transfer set forth in this Award Agreement.

     Vesting Schedule/Period of Restriction. Except as provided in Section 4, and subject to Section 5, the Shares of Restricted Stock awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Shares of Restricted Stock scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.

     Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock at any time, subject to the terms of the Plan. If so accelerated, such Restricted Stock will be considered as having vested as of the date specified by the Administrator.

     Forfeiture. Notwithstanding any contrary provision of this Award Agreement, the balance of the Shares of Restricted Stock that have not vested at the time of Participant's termination as a Service Provider for any reason will be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company upon the date of such termination. Participant will not be entitled to a refund of the price paid for the Shares of Restricted Stock, if any, returned to the Company pursuant to this Section 5. Participant hereby appoints the Escrow Agent with full power of substitution, as Participant's true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested Shares to the Company upon such termination of service.

     Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to the administrator or executor of Participant's estate. Any such administrator or executor must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any Applicable Laws pertaining to said transfer.

     Withholding of Taxes. Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares of Restricted Stock may be released from the escrow established pursuant to Section 5, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of income and employment taxes which the Company determines must be withheld with respect to such Shares. To the extent determined appropriate by the Company in its discretion, it shall have the right (but not the obligation) to satisfy any tax withholding obligations by reducing the number of Shares otherwise deliverable to Participant. If Participant fails to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder at the time any applicable Shares otherwise are scheduled to vest pursuant to Sections 3 or 4, Participant will permanently forfeit such Shares and the Shares will be returned to the Company at no cost to the Company.

     Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant or the Escrow Agent. Except as provided in Section 2(f), after such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

     No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES OF RESTRICTED STOCK PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT'S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at PCTEL, Inc., 8725 West Higgins Road Suite 400, Chicago, IL 60631, or at such other address as the Company may hereafter designate in writing.

     Grant is Not Transferable. Except to the limited extent provided in Section 6 above, the unvested Shares subject to this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any unvested Shares of Restricted Stock subject to this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

     Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

     Additional Conditions to Release from Escrow. The Company will not be required to issue any certificate or certificates for Shares hereunder or release such Shares from the escrow established pursuant to Section 2 prior to fulfillment of all the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; (b) the completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator will, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any state or federal governmental agency, which the Administrator will, in its absolute discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the date of grant of the Restricted Stock as the Administrator may establish from time to time for reasons of administrative convenience.

     Plan Governs. This Award Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Award Agreement and one or more provisions of the Plan, the provisions of the Plan will govern. Capitalized terms used and not defined in this Award Agreement will have the meaning set forth in the Plan.

     Administrator Authority. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares of Restricted Stock have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No individual serving as the Administrator (either serving alone or with other individuals) will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

     Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.

     Agreement Severable. In the event that any provision in this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.

     Modifications to the Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the "Code") or to otherwise avoid imposition of any additional tax or income recognition under Section 409A of the Code in connection to this Award of Restricted Stock.

     Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that he or she has received a Restricted Stock Award under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

     Notice of Governing Law. This Restricted Stock Award will be governed by, and construed in accordance with, the laws of the State of Illinois without regard to principles of conflict of laws.

                                   PCTEL, INC.

                                 1997 STOCK PLAN

                       STOCK APPRECIATION RIGHT AGREEMENT

                                 EXERCISE NOTICE

PCTEL, Inc.
8725 West Higgins Road, Suite 400
Chicago, IL 60631
Attention: ___________

     1. Exercise of Stock Appreciation Right. Effective as of today, _____________, 20__, the undersigned ("Participant") hereby elects to exercise
______________ Shares under and pursuant to the PCTEL, Inc. amended and restated 1997 Stock Plan (the "Plan") and the Stock Appreciation Right Award Agreement dated ________________, 20__ (the "Award Agreement"). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.

     2. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

     3. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant's exercise hereunder. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

     4. Entire Agreement; Governing Law. The Plan and Award Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant's interest except by means of a writing signed by the Company and Participant. This Agreement is governed by Illinois law except for that body of law pertaining to conflict of laws.

                            [SIGNATURE PAGE FOLLOWS]

Submitted by:                           Accepted by:

PARTICIPANT                             PCTEL, INC.


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Signature                               By

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Print Name                              Its

Address:

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                                        ----------------------------------------
                                        Date Received